                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                          ____________________________

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

                        PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                          ____________________________


        Date of Report (Date of earliest event reported): July 31, 2000

                          ____________________________

                                   XCEED INC.
             (Exact name of registrant as specified in its charter)
                          ____________________________

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
          Delaware                           0-13049                             13-3006788
(State or other jurisdiction of       (Commission File Number)       (I.R.S. Employer Identification No.)
       incorporation)
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                     233 Broadway, New York, New York 10279
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 553-3112

                          ____________________________
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not Applicable.

ITEM 5.  OTHER EVENTS

     Xceed Inc. (the "Company") entered into an Asset Purchase Agreement, dated July 31, 2000 (the "Asset Purchase Agreement") with Journey Corp. .Com, Nurit Kahane Haase, and the Company's wholly owned subsidiary Journeycraft, Inc. ("Journeycraft"). Pursuant to the Asset Purchase Agreement, Journey Corp. .Com agreed to purchase all of the assets and liabilities (the "Asset Purchase") of the Company's Journeycorp travel management division in exchange for: (i) a promissory note in the principal amount of $704,000, which bears interest at a rate of 6% per annum and is payable to the Company in quarterly installments of $58,666.67 commencing on October 31, 2000, subject to adjustment as set forth in the Asset Purchase Agreement; and (ii) an exclusivity agreement whereby all of the Company's offices located in the United States shall use their best efforts to make their corporate travel arrangements with Journey Corp. .Com for a period of three years from July 31, 2000, subject to certain restrictions as set forth in the Asset Purchase Agreement.

     Nurit Kahane Haase, who is the Company's former Senior Vice President and Secretary and the sole shareholder and sole director of Journey Corp. .Com, formed Journey Corp. .Com in contemplation of the Asset Purchase. Upon consummation of the Asset Purchase on July 31, 2000, Ms. Haase resigned from the Company.

     On August 4, 2000, the Company entered into an agreement with Howard Tullman to succeed Werner Haase as the Company's Chief Executive Officer. In connection with the foregoing, Werner Haase has agreed to step down as the Company's Chief Executive Officer. Mr. Haase continues to serve the Company as its President and Co-Chairman of the Board of Directors. Prior to joining the Company, Mr. Tullman was most recently the Chairman and Chief Executive Officer and co-founder of Tunes.com, Inc., a music Internet web-site, which was purchased in February 2000 by Emusic.com, Inc., a public Internet music commerce company. Previously, Mr. Tullman was the founder, President and Chief Executive Officer of Imagination Pilots, Inc., a multimedia software developer, and before joining Imagination Pilots, Inc., he served as the Chief Executive Officer of Eager Enterprises, Inc., a privately-held

                                       2
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information industry venture capital firm. Mr. Tullman received his Bachelor of
Arts with honors from Northwestern University in 1967, and his Juris Doctor with honors from Northwestern University School of Law in 1970.

     The Company is making this Current Report on Form 8-K solely as a source of information for its stockholders. The transactions resulting from the Asset Purchase Agreement did not give rise to any change of control of the Company.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

     Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b)   Financial Statements.

     Not Applicable.

(c)  Exhibits.

     2 Asset Purchase Agreement dated July 31, 2000, by and among Journey Corp..Com, Nurit Kahane Haase, Journeycraft, Inc.
        and Xceed Inc.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     XCEED INC.
                                     (Registrant)



Date: August 10, 2000                 /s/ John Gandolfo
                                      ______________________________________
                                      John Gandolfo, Chief Financial Officer

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